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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 10, 1998

                            THE SEAGRAM COMPANY LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Canada                    1-2275                        None
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)

               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

               Registrant's telephone number, including area code:

                                 (514) 849-5271

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Item 2. Acquisition or Disposition of Assets.

         On December 6, 1998, The Seagram Company Ltd. (the "Corporation") announced that it had accepted approximately 99.5% of the shares of PolyGram N.V. ("PolyGram") tendered pursuant to a tender offer (the "Offer") by the Corporation. The Corporation funded the purchase of the tendered PolyGram shares on December 10, 1998. Pursuant to the Offer, the Corporation paid approximately $8.56 billion in cash, exclusive of fees and expenses, and issued approximately
47.9 million common shares (approximately 12 percent of the Corporation's outstanding common shares after the transaction). Substantially all of the common shares were issued to Koninklijke Philips Electronics N.V. ("Philips"), which had owned 75% of the PolyGram shares.

         The cash portion of the Offer was partially financed from loans and dividends from the Corporation's subsidiaries in the amount of $6,188 million and borrowings of $480 million under the Corporation's US$1,100,000,000 Credit Agreement dated as of December 21, 1994, as amended and restated as of October 23, 1998, among the Corporation, certain lenders party thereto and Bank of Montreal, as Administrative Agent. The sources of funds for the subsidiary loans and dividends were as follows: (i) approximately $533 million through an offering by Joseph E. Seagram & Sons, Inc., an indirect, wholly-owned subsidiary of the Corporation ("JES"), of its 8.00% Senior Quarterly Income Debt Securities due 2038 which are guaranteed by the Corporation, (ii) $3 billion from borrowings under JES' US$6,500,000,000 Credit Agreement dated as of October 21, 1998 among JES, as borrower, the Corporation and J.E. Seagram Corp., as guarantors, certain lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank N.A., as syndication agent, and Bank of America NT&SA and Bank of Montreal, as co-documentation agents, (iii) $1.8 billion in borrowings under JES' US$2,000,000,000 Credit Agreement dated as of November 23, 1994, as amended and restated as of October 21, 1998, among JES, as borrower, the Corporation and J.E. Seagram Corp., as guarantors, certain lenders party thereto, The Chase Manhattan Bank, as administrative agent, Citibank N.A., as syndication agent, and Bank of America NT&SA and Bank of Montreal, as co-documentation agents and (iv) $855 million from Galaxy Investors L.L.C. relating to the sale of certain film rights to Galaxy Investors L.L.C. pursuant to an arrangement whereby a subsidiary of the Corporation serves as the sole distributor for such films and has the option to purchase the films at certain future dates. The balance of the cash portion of the Offer was financed from cash on hand generated by the Corporation's recent sale of Tropicana Products, Inc. and the Corporation's global juice business.

         The tendered shares of PolyGram are currently held by Centenary Holding N.V., an entity in which the Corporation has an indirect approximately 91.9% ownership interest with the remaining approximately 8.1% interest owned indirectly by Matsushita Electric Industrial Co., Ltd. ("Matsushita"). As part of the reorganization of PolyGram, certain subsidiaries of PolyGram were transferred to affiliates of the Corporation for fair market value. Matsushita, the indirect minority shareholder in Universal Studios Holding I Corp. ("Universal Holding"), an entity which indirectly owns Universal Studios, Inc., declined to contribute additional capital in connection with the acquisition of PolyGram and the reorganization. As a result, the Corporation's ownership of Universal Holding has increased from approximately 84% to approximately 91.9%.

         The terms of the Offer were described in the Offering
Circular/Prospectus dated November 4, 1998 filed in connection with the Corporation's Registration Statement on Form S-4 (Registration No. 333-61535). As described in the Offering Circular/Prospectus, the terms of the transaction were the result of arms-length negotiations among the Corporation, Philips and PolyGram.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements of Business Acquired.

         (1) Annual Financial Statements. The audited consolidated balance sheets of PolyGram as of December 31, 1997 and 1996, and the related consolidated statements of income, consolidated statements of cash flows and consolidated statements of changes to shareholders' equity for each of the three years ended December 31, 1997 and the report of KPMG Accountants N.V. thereon are incorporated herein by reference to PolyGram's Annual Report on Form 20-F for the year ended December 31, 1997.

         (2) Interim Financial Statements. It is impracticable to provide at this time unaudited interim financial statements of PolyGram for the nine months ended September 30, 1998 as required by item 7(a) of Form 8-K. The required interim financial statements will be filed as soon as practical, but not later than 60 days after this report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Statements.

         (1) Unaudited pro forma consolidated balance sheet as of September 30, 1998 and unaudited pro forma consolidated income statement for the three months ended September 30, 1998 and the fiscal year ended June 30, 1998 (incorporated by reference to the unaudited pro forma financial statements included in the Corporation's Form 8-K dated December 14, 1998).

(c)      Exhibits

         (2.1) Offer Agreement dated as of June 21, 1998 among the Corporation, Philips and PolyGram (incorporated by reference to Exhibit (2.1) to the Corporation's Current Report on Form 8-K/A dated July 2, 1998).

         (2.2) Tender Agreement dated as of June 21, 1998 between the Corporation and Philips (incorporated by reference from Exhibit (2.2) to the Corporation's Current Report on Form 8-K/A dated July 2, 1998).

         (2.3) Voting Agreement dated June 21, 1998 between the Corporation and Philips (incorporated by reference from Exhibit (2.3) to the Corporation's Current Report on Form 8-K dated June 22,
                  1998).

         (10.1) Stockholders Agreement dated as of June 21, 1998 between the Corporation and Philips (incorporated by reference from Exhibit (2.1) to the Corporation's Current Report on Form 8-K dated June 22, 1998).

         (23)     Consent of KPMG Accountants N.V., independent auditors.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE SEAGRAM COMPANY LTD.
                                                   (Registrant)

Date: December 23, 1998

                                             By: /s/ Daniel R. Paladino
                                                 Daniel R. Paladino
                                                 Executive Vice President,
                                                 Legal and Environmental Affairs


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                                  EXHIBIT INDEX

      Exhibit
      Number                  Description of Exhibit

       (2.1) Offer Agreement dated as of June 21, 1998 among the Corporation, Philips and PolyGram (incorporated by reference to Exhibit (2.1) to the Corporation's Current Report on Form 8-K/A dated July 2, 1998).

       (2.2) Tender Agreement dated as of June 21, 1998 between the Corporation and Philips. (incorporated by reference from Exhibit (2.2) to the Corporation's Current Report on Form 8-K/A dated July 2, 1998).

       (2.3) Voting Agreement dated June 21, 1998 between the Corporation and Philips. (incorporated by reference from Exhibit (2.3) to the Corporation's Current Report on Form 8-K dated June 22, 1998).

      (10.1) Stockholders Agreement dated as of June 21, 1998 between the Corporation and Philips. (incorporated by reference from Exhibit (2.1) to the Corporation's Current Report on Form 8-K dated June 22, 1998).

       (23)          Consent of KPMG Accountants N.V., independent auditors.


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